                                                                   EXHIBIT 10.41

                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this 5th day of April, 2007, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among Altra Industrial Motion, Inc., a Delaware corporation ("Parent"), each of its Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

          (a) all of its Patents and rights in and to Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender

Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any patentable inventions or applications therefor which become part of the Patent Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

                   SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                   SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                         PATENTS AND PATENT APPLICATIONS

GRANTOR                  COUNTRY         PATENT                 REGISTRATION NO.   REGISTRATION DATE
-------                  -------         ------                 ----------------   -----------------
TB Wood's Incorporated   United States   Housing for Motor      D343,387           1/18/1994
                                         Control Equipment
TB Wood's Incorporated   United States   Combination of a       5,465,804          11/14/1995
                                         Power Steering Pump
                                         and Air Conditioning
                                         Compressor in an
                                         Automotive Vehicle
TB Wood's Incorporated   United States   Shaft Mountable        5,304,101          4/19/1994
                                         Bushing and Hub for
                                         Industrial Power
                                         Transmissions
TB Wood's Incorporated   United States   Precision Winding      6,311,920          11/6/2001
                                         Method and Apparatus
TB Wood's Incorporated   United States   Flexible Coupling      5,611,732          3/18/1997
                                         with End Stress
                                         Relief Structure